           THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                    LONG TERM GROWTH ACCOUNT

                      COMMITTED TO PROVIDING
                      SUPERIOR INVESTMENT,
                      ADMINISTRATIVE AND
                      RECORDKEEPING SERVICES
                      TO INSTITUTIONAL CLIENTS



                      Prudential Defined Contribution Services
                      30 Scranton Office Park
                      Moosic, PA 18507-1789
                      (1) 800-458-6333

             DECEMBER 31, 1995 REPORT TO PARTICIPANTS

                                     VCA-2

                             INVESTMENT ENVIRONMENT

In the fourth quarter the S&P 500 continued its upward surge returning 6.0%. This brought the S&P 500's full year return to 37.6%, its best calendar year showing since 1958. For the fourth quarter, as well as for the year, the market's outstanding performance was attributable to generally good corporate earnings, subdued inflation, falling interest rates and favorably viewed corporate restructurings.

The Technology sector, which had been the best performing sector for the first nine months, "cooled-off" during the fourth quarter and was the worst performing sector, down 2.8%. Disappointing earnings reports from a number of companies contributed to this underperformance, as did some signs of pricing deterioration. The Consumer Cyclical sector was the second worst performer for the fourth quarter (-0.04%) and by far the worst performer for the year, up "only" 13.3%. Retail was the worst performing industry within the sector for both periods, as it has been hurt by a glut of stores and a retrenching consumer.

The Energy sector was the best performing sector for the fourth quarter, up 11.6%. The Integrated Producers industry, which comprises most of the sector, appeared to be playing "catch-up" with the rest of the market. In addition, colder weather and low natural gas inventories also contributed. The Consumer Growth & Stable sector was the second best performer for the fourth quarter, as many growth stock investors appeared to be redeploying cash generated from selling within the Technology sector.

                             INVESTMENT PERFORMANCE

                              STOCK MARKET RETURNS

                          (with dividends reinvested)

                                     PERIODS ENDING DECEMBER
                                            31, 1995
                                     SIX MONTHS    ONE YEAR
S&P 500                                  14.45%      37.58%
Returns By Economic Sector:
  Technology                              2.64%      42.74%
  Energy                                 14.13%      30.86%
  Industrial                              9.95%      30.19%
  Utility                                22.55%      38.87%
  Finance                                21.05%      53.45%
  Consumer Cyclical                       1.31%      13.32%
  Consumer Growth & Stable               19.61%      42.92%

The VCA-2 Account was up 28.4% for full-year 1995 underperforming the S&P 500 index by 9.2%. The Account's relative performance was hurt by underweightings and poor selection in the Consumer Growth and Technology sectors which were both up over 42 percent. The Account also had an overweighting in Industrial companies which did poorly late in the year when the economy slowed. Poor selection in Energy, where the Account's concentration on smaller exploration and production companies was the wrong strategy, also hurt performance. In this sector, larger integrated companies performed better on a relative basis. In addition, the Account had approximately a 1/3 weighting in smaller companies which underperformed large cap companies. The only significant positive effect was the Account's substantial overweighting in Finance, the best performing sector.

                              INVESTMENT ACTIVITY

During the year the Account's Consumer Cyclical exposure was reduced as a result of sales in the automotive area where the fundamentals were slowing, and in the housing industry where profits were taken in several suppliers. The Account's Consumer Growth sector weightings were also reduced as selected drug, hospital supply and computer service companies moved up and their valuations became less compelling. Absorbing most of these cash proceeds on the purchase side were niche industrial companies in the chemical area where restructurings made attractive buy candidates, in industrial companies with exposure to the commercial aerospace cycle and in certain capital equipment makers who will benefit in the late stages of this economic cycle.

                               INVESTMENT OUTLOOK

After the market's 37.6% gain in 1995 it would not be surprising to see it languish this year. A substantial decline is not expected and the same holds true for another large gain, but a modest positive return is possible. This is based on forecasts that the economy will grow, albeit moderately, and inflation will remain under control. Within this environment corporate profits should continue to grow, but at a slower rate, as the slow economy may hurt earnings. Continuing initiatives by companies to trim expenses is a positive offset. If inflation stays in check, interest rates in an election year should stay at relatively low levels enhancing the case for moderate equity gains. Within this scenario financial stocks, especially the laggard insurance companies, should do well, as should companies with high earnings visibility, although their valuations seem high. In addition to financials, the Account continues to be overweighted in a select group of industrial companies, primarily in the Manufacturing and Capital Equipment sector. A slow growth environment and reasonable valuations, because of underperformance in the latter part of 1995, should help the performance of this sector.

                                     VCA-2
                             AVERAGE ANNUAL RETURNS
                      for Periods ended December 31, 1995

                                                   FIVE
                                     ONE YEAR      YEARS     TEN YEARS
Unit Value1                            28.44%      19.09%      15.43%
With Max. Sales Charge2                25.23%      18.50%      15.14%
Standard & Poor's 5003                 37.58%      16.58%      14.79%
Lipper Growth Average4                 31.78%      16.52%      13.52%

These returns represent past performance. Past performance cannot guarantee comparable future results. Investment return and principal value will fluctuate so that units, upon redemption, may be worth more or less than their original cost.

1Unit Value performance is calculated based on the change in the accumulation unit value and does not take into account the payment of a sales charge at the time of purchase.

2With Maximum Sales Charge performance is based on the change in accumulation unit values and reflects the maximum sales charge of 2.5% at time of purchase and the impact of any account fees.

3Standard & Poor's 500 Index (S&P 500) is a capital weighted index, representing the aggregate market value of the common equity of 500 stocks primarily on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes reinvestment of dividends, but does not reflect payment of transaction costs and expenses associated with an investment in VCA-2.

4Lipper average is an average of the total return performance (calculated based on net asset value) of mutual funds with similar objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                              INVESTMENT OBJECTIVE

VCA-2 will invest primarily in common stocks selected with the objective of long-term growth, taking into account both income and capital appreciation. Investments will be made according to the standards of a prudent investor concerned primarily with the preservation of capital and the long-term prospects for its growth in relation to both the growth of the economy and the changing value of the dollar. There is no assurance that this investment objective will be attained. There is no guarantee that the amount available to a person for whom purchase payments have been made will equal or exceed the total purchase payments made on that person's behalf. The value of the investments held in VCA-2 fluctuates daily and is subject to the risks of changing economic conditions and risks inherent in the selection of investments necessary to meet the Account's objective.

This report is for the information of persons participating in The Prudential Variable Contract Account-2 (VCA-2, Long Term Growth Account, or the Account). It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for VCA-2. Prudential Retirement Services, Inc., Distributor, is an affiliate of Prudential Defined Contribution Services and The Prudential Insurance Company of America.

                   CONDENSED FINANCIAL INFORMATION FOR VCA-2

              NET INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT (For an Accumulation Unit outstanding throughout the year)

            (Covered by the Independent Auditors' Report on Page 6)

------------------------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31                                                 1995       1994       1993       1992       1991
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME...................................................  $   .2000  $   .1896  $   .2823  $   .1635  $  .1629
------------------------------------------------------------------------------------------------------------
EXPENSES
  For investment management fee.....................................      .0170      .0151      .0138      .0111     .0094
  For assuming mortality and expense risks..........................      .0511      .0453      .0412      .0335     .0285
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME...............................................      .1319      .1292      .2273      .1189     .1250
------------------------------------------------------------------------------------------------------------
CAPITAL CHANGES
  Net realized gain on investments..................................     1.5228     1.0028     1.1147     1.2862     .6231
  Net unrealized appreciation/(depreciation) of investments.........     1.7558    (1.2955)     .9803     (.2121)   1.4671
------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN ACCUMULATION UNIT VALUE..................     3.4105     (.1635)    2.3223     1.1930    2.2152
------------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
  Beginning of year.................................................    11.9932    12.1567     9.8344     8.6414    6.4262
  End of year.......................................................  $ 15.4037  $ 11.9932  $ 12.1567  $  9.8344  $ 8.6414
------------------------------------------------------------------------------------------------------------
SUM OF AVERAGE RATIOS for the year of (a) charge for investment management fee to net assets*, and (b) charge for assuming
  mortality and expense risks to net assets*........................      .4959%     .4991%     .4984%     .4975%    .4970 %
------------------------------------------------------------------------------------------------------------
AVERAGE RATIO for the year of net investment income to net assets...      .9602%    1.0664%     2.056%    1.3253%   1.6372 %
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............................................      42.21%     36.85%     46.91%     73.24%    78.94 %
------------------------------------------------------------------------------------------------------------
NUMBER OF ACCUMULATION UNITS OUTSTANDING
  for Participants at end of year (000 omitted).....................     31,600     32,624     32,968     33,147    34,228
------------------------------------------------------------------------------------------------------------

*These calculations exclude The Prudential's equity in VCA-2.

 The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

 While both income and capital changes are shown above, the distinction between these sources of change in VCA-2 is not particularly significant to Participants. There is no distinction between income and realized and unrealized gains and losses on investments in determining the amount of the Participant's benefits and the taxes payable by the Participant on them.

                              REPORT OF MANAGEMENT

The accompanying financial statements and all information in the annual report are the responsibility of management of The Prudential Insurance Company of America (The Prudential). These financial statements have been prepared in accordance with generally accepted accounting principles, and necessarily include amounts based on best estimates and judgments. Information presented in one section of the annual report is consistent with information dealing with the same or substantially similar subject matter presented elsewhere in the annual report.

The system of internal controls for VCA-2 is an integral part of that for The Prudential. This system is designed to provide reasonable assurance that assets are safeguarded and that transactions are properly recorded and executed in accordance with proper authorization. The concept of reasonable assurance is based on the premise that the cost of internal controls should not exceed the benefits derived. In addition, The Prudential maintains a professional staff of internal auditors who monitor VCA-2's control structure through periodic reviews and tests of the control aspects of accounting, financial and operating activities. The internal auditors coordinate their program with that of the independent certified public accountants.

The financial statements have been audited by Deloitte & Touche LLP, Certified Public Accountants. The Independent Auditors' Report, which appears in this annual report, expresses an independent professional opinion on the fairness of presentation, in all material respects, of management's financial statements. The auditors review VCA-2's financial and accounting controls and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

The Prudential's Board of Directors, through its Auditing Committee, and the VCA-2 Committee monitor management's fulfillment of its responsibilities for accurate accounting, statement preparation and protection of assets. The Auditing Committee is composed solely of outside directors and the VCA-2 Committee has a majority of outside members. Both The Prudential's Auditing
Committee and the outside members of the VCA-2 Committee meet with the independent certified public accountants, management and internal auditors periodically to evaluate each party's execution of their respective responsibilities. Each has free and separate access to the Auditing and VCA-2 Committees to discuss accounting, financial reporting, internal control and auditing matters.

Mark R. Fetting
Chairman
VCA-2 Committee

Mark B. Grier
Chief Financial Officer
The Prudential Insurance Company of America

                          INDEPENDENT AUDITORS' REPORT

TO THE COMMITTEE OF AND PERSONS PARTICIPATING IN THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2:

We have audited the accompanying statement of net assets of The Prudential Variable Contract Account-2 of The Prudential Insurance Company of America as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the condensed financial information for each of the five years in the period then ended. These financial statements and condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and condensed financial information present fairly, in all material respects, the financial position of The Prudential Variable Contract Account-2 as of December 31, 1995, the results of its operations, the changes in its net assets and the condensed financial information for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996

                         FINANCIAL STATEMENTS OF VCA-2

                   STATEMENT OF NET ASSETS DECEMBER 31, 1995

COMMON STOCK
INVESTMENTS [NOTE 2]                            SHARES  MARKET VALUE
--------------------------------------------------------------------
AEROSPACE/DEFENSE (2.9%)
Gen Corp.                                     218,500   $  2,676,625
General Motors Corp. (Class 'H' Stock)        107,700      5,290,762
Litton Industries, Inc.+                      126,800      5,642,600
UNC, Inc.+                                    193,600      1,161,600
                                                        ------------
                                                          14,771,587
---------------------------------------------------
AUTOS & TRUCKS (1.0%)
A.O. Smith Corp.                              240,000      4,980,000
---------------------------------------------------
CHEMICALS (6.7%)
Cytec Industries, Inc.+                       125,500      7,828,062
E.I. Dupont De Nemours & Co.                   86,200      6,023,225
Imperial Chemical Industries (ADRs)           100,000      4,675,000
Mississippi Chemical Corp.                    141,700      3,294,525
Olin Corp.                                     80,600      5,984,550
Uniroyal Chemical Corp.+                      446,600      3,684,450
W.R. Grace & Co.                               49,800      2,944,425
                                                        ------------
                                                          34,434,237
---------------------------------------------------
COMMUNICATIONS EQUIPMENT (0.4%)
Oak Industries, Inc.+                         117,800      2,194,025
---------------------------------------------------
COMPUTER HARDWARE (0.1%)
Insilco Corp.+                                 22,300        710,812
---------------------------------------------------
CONSUMER SERVICES (0.6%)
ADT, Ltd.+                                    204,300      3,064,500
---------------------------------------------------
CONTAINERS & PACKAGING (1.3%)
Owens Illinois, Inc.+                         171,900      2,492,550
U.S. Can Corp.+                               304,800      4,114,800
                                                        ------------
                                                           6,607,350
---------------------------------------------------
COSMETICS & SOAPS (0.3%)
Bush Boake Allen, Inc.+                        67,300      1,842,337
---------------------------------------------------
DIVERSIFIED CONSUMER PRODUCTS (2.4%)
Pittston Services Group                       141,500      4,439,563
Whitman Corp.                                 350,000      8,137,500
                                                        ------------
                                                          12,577,063
---------------------------------------------------
DRUGS & MEDICAL SUPPLIES (4.0%)
Gelman Sciences, Inc.+                        268,900      6,789,725
Guidant Corp.                                  33,400      1,411,150
Schering Plough Corp.                          77,300      4,232,175
Warner Lambert Co.                             37,300      3,622,763
Zeneca Group PLC (ADRs)                        75,000      4,378,125
                                                        ------------
                                                          20,433,938
---------------------------------------------------

COMMON STOCK
INVESTMENTS [NOTE 2]                            SHARES  MARKET VALUE
--------------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.5%)
Belden, Inc.                                  180,900   $  4,658,175
Cable Design Technologies+                     90,000      3,960,000
Littelfuse, Inc.+                             112,400      4,130,700
                                                        ------------
                                                          12,748,875
---------------------------------------------------
ELECTRONICS (4.1%)
Anixter International+                        263,200      4,902,100
Marshall Industries+                          166,900      5,361,663
Methode Electronics, Inc.                     545,000      7,766,250
Pioneer Standard Electronics                  241,000      3,193,250
                                                        ------------
                                                          21,223,263
---------------------------------------------------
ENGINEERING & CONSTRUCTION (0.8%)
Giant Cement Holding, Inc.+                   367,400      4,225,100
---------------------------------------------------
EXPLORATION & PRODUCTION (3.9%)
Basin Exploration, Inc.+                       71,300        352,044
Cabot Oil & Gas Corp.                         225,600      3,299,400
Enron Oil & Gas                               149,100      3,578,400
Oryx Energy Co.+                              300,000      4,012,500
Parker & Parsley Petroleum Co.                150,000      3,300,000
Santa Fe Energy Resources+                    181,100      1,743,088
Seagull Energy+                               121,800      2,710,050
Vintage Petroleum, Inc.                        55,100      1,239,750
                                                        ------------
                                                          20,235,232
---------------------------------------------------
FINANCIAL SERVICES (4.3%)
Allmerica Financial Corp.+                     11,300        305,100
American Express Co.                          115,000      4,758,125
Dean Witter Discover & Co.                    150,000      7,050,000
Financial Security Assurance Holdings          85,000      2,114,375
Finova Group, Inc.                             99,800      4,815,350
Travelers Group, Inc.                          47,200      2,955,900
                                                        ------------
                                                          21,998,850
---------------------------------------------------
FOOD/DRUG RETAIL (0.5%)
Eckerd Corp.+                                  53,700      2,396,362
---------------------------------------------------
HOSPITAL MANAGEMENT (3.1%)
Community Health Systems+                     169,600      6,042,000
Tenet Healthcare+                             480,000      9,900,000
                                                        ------------
                                                          15,942,000
---------------------------------------------------

                         FINANCIAL STATEMENTS OF VCA-2

                   STATEMENT OF NET ASSETS DECEMBER 31, 1995

COMMON STOCK
INVESTMENTS [NOTE 2]                            SHARES  MARKET VALUE
--------------------------------------------------------------------
HOUSING RELATED (2.8%)
Interco, Inc.+                                450,000   $  4,050,000
Mueller Industries, Inc.+                     144,000      4,212,000
Owens Corning Fiberglass Corp.+               135,300      6,071,588
                                                        ------------
                                                          14,333,588
---------------------------------------------------
INSURANCE (9.0%)
Equitable of Iowa Companies                   240,000      7,710,000
NAC Re Corp.                                  120,000      4,320,000
National Re Corp.                             103,000      3,914,000
Reinsurance Group of America                  240,000      8,790,000
TIG Holdings, Inc.                            150,000      4,275,000
Trenwick Group, Inc.                           60,000      3,375,000
Unionamerica Holdings PLC+                    157,100      2,670,700
Western National Corp.                        336,800      5,430,900
W.R. Berkley Corp.                            108,900      5,853,375
                                                        ------------
                                                          46,338,975
---------------------------------------------------
INTEGRATED PRODUCERS (0.8%)
Occidental Petroleum Corp.                    188,200      4,022,775
---------------------------------------------------
MACHINERY (7.3%)
Applied Power Co. (Class 'A' Stock)           264,000      7,920,000
Bearings, Inc. Delaware                        53,850      1,575,112
Donaldson, Inc.                               220,000      5,527,500
Global Industrial Technologies+               343,400      6,481,675
Greenfields Industries, Inc.                  190,400      5,950,000
Idex Corp.                                    130,000      5,297,500
Regal Beloit Corp.                            218,600      4,754,550
                                                        ------------
                                                          37,506,337
---------------------------------------------------
COMMON STOCK
INVESTMENTS [NOTE 2]                            SHARES  MARKET VALUE
--------------------------------------------------------------------
MEDIA (9.5%)
Central Newspapers (Class 'A' Stock)           65,300   $  2,048,787
Century Communication (Class 'A' Stock)+      300,000      2,400,000
Comcast Corp. (Class 'A' Stock)               180,000      3,172,500
Comcast Corp. Special (Class 'A' Stock)        90,000      1,636,875
Cox Communication (Class 'A' Stock)+          173,687      3,386,896
E.W. Scripps Co. (Class 'A' Stock)            100,000      3,937,500
Harcourt General, Inc.                         62,000      2,596,250
Hollinger International (Class 'A'
  Stock)                                      218,300      2,292,150
Lee Enterprises                               220,000      5,060,000
Pulitzer Publishing Co.                        50,000      2,387,500
TCA Cable TV, Inc.                             50,000      1,381,250
Tele-Communications, Inc. TCI Group
  (Series A)+                                 240,000      4,770,000
Tele-Communications, Inc. Liberty Media
  Group (Series A)+                            60,000      1,612,500
Time Warner, Inc.                             206,900      7,836,338
Times Mirror Co. (Class A)                    127,294      4,312,084
                                                        ------------
                                                          48,830,630
---------------------------------------------------
MISCELLANEOUS-INDUSTRIAL (10.5%)
Allied Products                               150,000      3,600,000
Allied Signal, Inc.                            52,400      2,489,000
Alltrista Corp.+                              222,300      4,001,400
Ametek, Inc.                                  190,000      3,562,500
Coltec Industries, Inc.+                      176,600      2,052,975
Crane Co.                                      95,300      3,514,187
Danaher Corp.                                 125,000      3,968,750
Figgie International, Inc. (Class 'A'
  Stock)+                                     375,000      3,890,625
Honeywell, Inc.                               116,600      5,669,675
Jason, Inc.+                                  277,300      1,802,450
Mark IV Industries, Inc.                      224,200      4,427,950
Pentair, Inc.                                 100,000      4,975,000
Varlen Corp.                                   85,050      1,828,575
Wolverine Tube, Inc.+                         217,800      8,167,500
                                                        ------------
                                                          53,950,587
---------------------------------------------------
NON-FERROUS METALS (1.5%)
The Carbide/Graphite Group+                   340,700      4,897,563
Ucar International, Inc.+                      81,300      2,743,875
                                                        ------------
                                                           7,641,438
---------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES (0.5%)
Lexmark International Group (Class 'A'
  Stock)+                                     146,000      2,664,500
---------------------------------------------------

                         FINANCIAL STATEMENTS OF VCA-2

                   STATEMENT OF NET ASSETS DECEMBER 31, 1995

COMMON STOCK
INVESTMENTS [NOTE 2]                            SHARES  MARKET VALUE
--------------------------------------------------------------------
RAILROADS (2.8%)
Greenbrier Companies, Inc.                    375,000   $  4,546,875
Illinois Central Corp.                        124,500      4,777,688
Union Pacific Corp.                            80,700      5,326,200
                                                        ------------
                                                          14,650,763
---------------------------------------------------
REGIONAL BANKS (5.2%)
Bank of Boston Corp.                           77,700      3,593,625
Cullen Frost Bankers, Inc.                    120,000      6,000,000
First Bank System, Inc.                        85,510      4,243,434
First Chicago NBD Corp.                        86,880      3,431,760
Norwest Corp.                                 288,700      9,527,100
                                                        ------------
                                                          26,795,919
---------------------------------------------------
RESTAURANTS (0.8%)
Sbarro, Inc.                                  187,500      4,031,250
---------------------------------------------------
RETAIL (1.1%)
Ethan Allen Interiors, Inc.+                   70,800      1,442,550
Haverty Furniture, Inc.                       147,300      2,043,787
May Department Stores                          48,200      2,030,425
                                                        ------------
                                                           5,516,762
---------------------------------------------------
SPECIALTY CHEMICALS (2.1%)
Ferro Corp.                                   227,400      5,315,475
M.A. Hanna Co.                                 40,000      1,120,000
OM Group, Inc.                                140,000      4,637,500
                                                        ------------
                                                          11,072,975
---------------------------------------------------
STEEL (0.9%)
United Dominion Industries                    208,400      4,506,650
---------------------------------------------------
TELECOMMUNICATION SERVICES (4.3%)
AT&T Corp.                                     71,400      4,623,150
Airtouch Communications, Inc.+                 65,000      1,828,125
Century Telephone Enterprises, Inc.           125,000      3,968,750
Frontier Corporation                          200,000      6,000,000
MCI Communications Corp.                      217,700      5,687,413
                                                        ------------
                                                          22,107,438
---------------------------------------------------
TEXTILES/APPAREL (1.3%)
Fieldcrest Cannon, Inc.+                      185,900      3,067,350
Paxar Corp.+                                  298,475      3,954,794
                                                        ------------
                                                           7,022,144
---------------------------------------------------
TOTAL COMMON STOCK INVESTMENTS (99.3%)
(Cost: $403,275,623)                                    $511,378,262
---------------------------------------------------

SHORT-TERM                                 PRINCIPAL
INVESTMENTS [NOTE 2]                         AMOUNT        VALUE
--------------------------------------------------------------------
Canadian Imperial Bank of Commerce,
  5.75%
  Time Deposit, Due 01/02/96              $ 4,695,000   $  4,695,000
---------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (0.9%)
(Cost: $4,695,000)                                      $  4,695,000
---------------------------------------------------
TOTAL INVESTMENTS (100.2%)
(Cost: $407,970,623)                                    $516,073,262
---------------------------------------------------
OTHER ASSETS, LESS LIABILITIES
  Bank Overdraft                                        $    (98,703)
  Dividends and Interest Receivable                          406,088
  Receivables for Investments Sold                         1,005,545
  Payables for Investments Purchased                        (673,174)
  Pending Transfers                                       (1,540,405)
---------------------------------------------------
TOTAL OTHER ASSETS, LESS
  LIABILITIES (-0.2%)                                   $   (900,649)
---------------------------------------------------
NET  ASSETS  (100.0%)                                   $515,172,613
---------------------------------------------------
NET ASSETS, REPRESENTING:
  Equity of Participants
    31,600,436 Accumulation Units at an
    Accumulation Unit Value of
    $15.4037 (rounded)                                  $486,763,526
  Equity of Annuitants                                    24,286,477
  Equity of The Prudential Insurance
    Company of America                                     4,122,610
---------------------------------------------------
                                                        $515,172,613
--------------------------------------------------------------------
--------------------------------------------------------------------

The following abbreviations are used in portfolio descriptions:

     ADR  American Depository Receipts
     PLC  Public Limited Company

+Non-income producing securities

                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-2

                            STATEMENT OF OPERATIONS

------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31                                                                             1995
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME [NOTE 2]
  Dividends                                                                                   $    6,419,206
  Interest                                                                                           468,587
------------------------------------------------------------------------------------------------------------
                                                                                                   6,887,793
EXPENSES [NOTE 3]
  Fees Charged to Participants for Investment Management Services                                    571,007
  Fees Charged to Participants (other than Annuitants) for Assuming Mortality and Expense
    Risks                                                                                          1,624,979
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME--NET                                                                             4,691,807
------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS--NET
  Realized Gain on Investments--Net                                                               51,878,963
  Unrealized Increase in Value of Investments--Net                                                59,711,120
------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                                          111,590,083
------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          $  116,281,890
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31                                              1995                  1994
-------------------------------------------------------------------------------------------------------
OPERATIONS
  Investment Income--Net                                      $        4,691,807   $          4,721,118
  Realized Gain on Investments--Net                                   51,878,963             35,115,467
  Unrealized Increase/(Decrease)in Value of Investments--Net          59,711,120            (45,435,899)
-------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                         116,281,890             (5,599,314)
-------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
  Purchase Payments and Transfers In [Note 3]                         27,724,309             18,494,103
  Withdrawals and Transfers Out                                      (41,532,255)           (22,143,730)
  Annual Administration Charges Deducted From Participants'
    Accumulation
    Accounts [Note 3]                                                    (34,067)               (42,008)
  Mortality & Expense Risk Charges Deducted From Annuitants'
    Accounts [Note 3]                                                    (88,043)               (92,130)
  Variable Annuity Payments                                           (3,045,807)            (2,855,584)
-------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM CAPITAL TRANSACTIONS                                (16,975,863)            (6,639,349)
-------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM SURPLUS TRANSFERS [NOTE 6]                              (12,650)               (13,605)
-------------------------------------------------------------------------------------------------------
TOTAL INCREASE/(DECREASE)IN NET ASSETS                                99,293,377            (12,252,268)
  NET ASSETS
    Beginning of Year                                                415,879,236            428,131,504
-------------------------------------------------------------------------------------------------------
    End of Year                                               $      515,172,613   $        415,879,236
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-2
YEARS ENDED DECEMBER 31, 1995 AND 1994
--------------------------------------------------------------------------------

NOTE 1:  GENERAL

         The Prudential Variable Contract Account-2 (VCA-2 or the Account) was established by The Prudential Insurance Company of America (The Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-2 has been designed for use by public school systems and certain tax-exempt organizations to provide for the purchase and payment of tax-deferred variable annuities. Its investments are composed primarily of common stocks. All contractual and other obligations arising under contracts participating in VCA-2 are general corporate obligations of The Prudential, although Participants' payments from the Account will depend upon the investment experience of the Account.

NOTE 2:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         A. INVESTMENTS

         EQUITY SECURITIES

         The value of securities (except fixed income securities including convertible bonds) held in VCA-2 will be determined once daily as of 5:00 P.M., New York time ("Valuation Time") using composite pricing which reflects prices as of the close of business on all major exchanges, on each day on which the New York Stock Exchange ("NYSE") is open for trading and on any other day in which there is sufficient trading in VCA-2's portfolio securities to result in a material change in the value of the Account. A security that is traded on a national securities exchange will be valued at the last sale price for such security on any major exchange on which such security is traded as of Valuation Time, or, in the absence of recorded sales on such exchange on the valuation date, at the average of readily available bid and asked prices on such exchange at the Valuation Time. Any security not traded on a national securities exchange but traded in the over-the-counter market for which quotations are furnished through the nationwide automated quotation system approved by the National Association of Securities Dealers, Inc. ("NASDAQ") will be valued based on the last sale price as of the Valuation Time on each day on which the NYSE is open for trading, or, in the absence of recorded sales on such day, at the average of readily available bid and asked prices, as established by NASDAQ at the Valuation Time. Unlisted securities not quoted on NASDAQ are valued at the average of the quoted bid and asked prices in the over-the-counter market at the Valuation Time. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Account's Committee.

         FIXED INCOME SECURITIES

         Fixed income securities including convertible bonds are valued based on prices provided by an industry-recognized pricing service when such
         prices  are  believed  to  reflect  the  fair  market  value  of   such
         securities. Fixed income securities including convertible bonds not priced in this manner are valued at the mean of the last reported bid and asked prices provided by principal market makers and recognized securities dealers in such securities.

         SHORT-TERM INVESTMENTS

         Short-term investments having maturities of sixty days or less are valued at amortized cost, which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accrual of discount or amortization of premium to maturity.

         B. SECURITY TRANSACTIONS AND INCOME RECOGNITION

         Income and realized and unrealized gains and losses on investments are allocated to the Participants (including Annuitants) and The Prudential on a daily basis in proportion to their respective equities in VCA-2. Realized gains and losses from equity transactions are determined and accounted for on the basis of average cost. Realized gains and losses from convertible bond transactions are determined and accounted for on the basis of identified cost. Dividend income is recorded on the ex-dividend date at the declared value. Interest income is accrued daily. Equity and long-term bond transactions are recorded on the first business day following the trade date, except that transactions on the last business day of the year are recorded on that date. Short-term security transactions are recorded on the trade date.

NOTES TO FINANCIAL STATEMENTS OF VCA-2
YEARS ENDED DECEMBER 31, 1995 AND 1994
--------------------------------------------------------------------------------

         C. TAXES

         The operations of VCA-2 are part of, and are taxed with, the operations of The Prudential. Under the current provisions of the Internal Revenue Code, The Prudential does not expect to incur federal income taxes on earnings of VCA-2 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-2 has not been reduced by federal income taxes.

         D. EQUITY OF ANNUITANTS

         Reserves are computed for purchased annuities using The Prudential 1950 Group Annuity Valuation (GAV) Table, adjusted, and a valuation interest rate related to the Assumed Investment Result (AIR). The valuation interest rate is equal to the AIR less .5% which is a charge defined in
         Note 3A. The AIRs are selected by the Contract-holder and are described in the prospectus.

NOTE 3:  CHARGES

         A. The expenses charged to VCA-2 consist of the following contract charges which are paid to The Prudential:

              (i) An investment management fee is calculated daily at an effective annual rate of 0.125% of the current value of the accounts of Participants (other than Annuitants). An equivalent charge is made monthly in determining the amount of Annuitants' payments.

             (ii) A daily charge for assuming mortality and expense risks is calculated at an effective annual rate of 0.375% of the current value of the accounts of Participants (other than Annuitants). A one-time equivalent charge is deducted when the initial Annuity Units for Annuitants are determined. Thus, the first and subsequent annuity payments reflect the reduced number of Annuity Units.

         B. An annual administration charge is deducted from the accumulation account of each Participant at the time of withdrawal of the value of all of the Participant's accounts or at the end of the accounting year by cancelling Accumulation Units. This deduction may be made from a fixed-dollar annuity contract if the Participant is enrolled under such a contract. The charge is not greater than $30 annually.

         C. A deduction of 2.5% for sales and other marketing expenses is made from each Participant's purchase payments.

NOTE 4:  PURCHASES AND SALES OF PORTFOLIO SECURITIES

         For the year ended December 31, 1995, excluding short-term investments and U.S. government securities, the aggregate cost of purchases and the proceeds from sales of securities were $193,827,668 and $208,134,457, respectively.

NOTE 5:  UNIT TRANSACTIONS

         The number of Accumulation Units issued and redeemed for the years ended December 31, 1995 and 1994 is as follows:

                                        1995        1994
               --------------------------------------------
               Units issued           2,022,197   1,540,899
               --------------------------------------------
               Units redeemed         3,045,441   1,885,478
               --------------------------------------------

NOTE 6:  NET DECREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS

         The decrease in net assets resulting from surplus transfers represents the net withdrawals from the Equity of The Prudential from VCA-2.

NOTE 7:  RELATED PARTY TRANSACTIONS

         For the year ended December 31, 1995, Prudential Securities Incorporated, an indirect, wholly-owned subsidiary of The Prudential, earned $0 in brokerage commissions from portfolio transactions executed on behalf of VCA-2.

NOTES TO FINANCIAL STATEMENTS OF VCA-2
YEARS ENDED DECEMBER 31, 1995 AND 1994
--------------------------------------------------------------------------------

NOTE 8:  PARTICIPANT LOANS

         Participant loan initiations are not permitted in VCA-2. However, participants who initiated loans in other funds are permitted to direct loan repayments into VCA-2.

         For the year ended December 31, 1995, $1,311 of participant loan principal has been paid to VCA-2.

The Prudential Insurance Company of America            BULK RATE
c/o Prudential Defined Contribution Services          U.S. POSTAGE
30 Scranton Office Park                                   PAID
Moosic, Pennsylvania 18507-1789                      PERMIT No. 2145
                                                       Newark, N.J.


ADDRESS CORRECTION REQUESTED

FORWARDING AND

RETURN POSTAGE GUARANTEED
















Prudential Defined Contribution Services

A Unit of

[LOGO]